Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, Richard Catalano, Chief Financial Officer of CVD Equipment Corporation, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, the annual report on Form 10-K for the period ending December 31, 2022 of CVD Equipment Corporation (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of CVD Equipment Corporation.

Dated: March 27, 2023	/s/ Richard Catalano
Richard Catalano
Vice President and Chief Financial Officer
(Principal Financial Officer)